UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

Blackstone Private Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor New York, New York	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code): (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sale of Equity Securities.

As of October 1, 2021, Blackstone Private Credit Fund (the “Fund”) sold unregistered Class I common shares of beneficial interest (with the final number of shares being determined on October 25, 2021) to feeder vehicles primarily created to hold the Fund’s Class I shares. The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “Private Offering”). The following table details the shares sold:

Date of Unregistered Sale	Amount of Class I Common Shares	Consideration
As of October 1, 2021 (number of shares finalized on October 25, 2021)	16,329,103	$422,923,755

Item 7.01.	Regulation FD Disclosure.

September 2021 Distributions

On October 25, 2021, the Fund declared distributions for each class of its common shares of beneficial interest (the “Shares”) in the amount per share set forth below:

	Gross Distribution	Stockholder Servicing Fee	Net Distributions
Class I Common Shares	$0.1740	$0.0000	$0.1740
Class S Common Shares	$0.1740	$0.0183	$0.1557
Class D Common Shares	$0.1740	$0.0054	$0.1686

The distributions for each class of Shares are payable to shareholders of record as of the open of business on October 31, 2021 and will be paid on or about November 26, 2021. These distributions will be paid in cash or reinvested in shares of the Fund’s Shares for shareholders participating in the Fund’s distribution reinvestment plan.

Portfolio Commentary

Blackstone Credit BDC Advisors LLC, the Fund’s investment adviser (the “Adviser”), is pleased with the Fund’s deployment of capital to date and the special dividend announced in June.

Portfolio Update

(All data as of September 30, 2021, unless otherwise noted).

For the month ended September 30, 2021, the Fund’s net asset value (“NAV”) per share for Class I increased to $25.90, representing an increase of $0.90 YTD.1 This was primarily driven by increases in the value of the Fund’s assets. The Fund declared a monthly dividend of $0.1740, resulting in an annualized dividend yield of 8.1% based on prior month NAV (Class I).2 The Fund has built an investment portfolio of $17.7 billion3 with a debt-to-equity leverage ratio of approximately 1.04 times. As of September 30, 2021, the Fund has $14.0 billion in committed debt capacity, with 85% in secured floating rate leverage and 15% in unsecured fixed rate leverage based on drawn amount. The Fund’s leverage sources are in the form of a corporate revolver (5%), asset-based credit facilities (60%), unsecured bonds (24%), secured short term indebtedness (3%) and CLO notes (8%), based on drawn amount.

From a sector standpoint, the Adviser continues to seek to invest thematically in “good neighborhoods,” or leading businesses in what the Adviser believes are attractive sectors with favorable tailwinds. The top sectors that the Fund is currently invested in are software, healthcare, professional services, diversified consumer services and insurance. The Adviser continues to win deals for the Fund as a lender of choice with differentiated and flexible capital, leading many large-scale multi-billion dollar private transactions. The Adviser believes that these transactions continue to demonstrate the increase in scale of the private lending space and our ability to lead the shift of large opportunities into the private credit markets from public alternatives.

[1]	BCRED’s Class I NAV per share increased from $25.00 to $25.90 , BCRED’s Class S NAV per share increased from $25.00 to $25.90 and BCRED’s Class D NAV per share increased from $25.59 to $25.90.
[2]

BCRED declared monthly dividends of $0.1740 for Class I, $0.1557 for Class S and $0.1686 for Class D resulting in an annualized dividend yield of 8.1% for Class I, 7.2% for Class S and 7.8% for Class D based on prior month NAV.

[3]	At fair market value.

Market Trends

The Adviser maintains an optimistic outlook on the overall market opportunity. With high yield bond yields at 4.5% and leveraged loan 3-year yields at 4.8% at the end of September, private credit remains an attractive alternative as investors continue to seek for yield globally.4

On the deal activity front, 2021 has become the biggest year for global M&A, with the U.S. alone representing close to $2 trillion in deals on a year-to-date basis.5 Sponsor-related M&A activity continues to be elevated. The combined take-private and secondary leveraged buyout volumes of $421 billion have already exceeded every year since the 2006/2007 peak.6 The market continues to show strong appetite for large deals, with the average size of take-private transactions at $2.5 billion and a record setting median leveraged buyout deal value of $1.1 billion.6 The availability of dry powder (uncalled capital commitments) in the private debt and private equity markets reflects a continuation of this active environment for deal activities.

Finally, this year’s total default volume is on pace to be the lowest since 2007 with only two defaults in 3Q21.4

Item 8.01.	Other Events.

Net Asset Value

The NAV per share of each class of the Fund as of September 30, 2021, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of September 30, 2021
Class I Common Shares	$25.90
Class S Common Shares	$25.90
Class D Common Shares	$25.90

As of September 30, 2021, the Fund’s aggregate NAV was $8.5 billion, the fair value of its investment portfolio was $17.7 billion and it had $8.8 billion of debt outstanding (net of unamortized debt issuance costs), resulting in a debt-to-equity leverage ratio of approximately 1.04 times.

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $12.5 billion in Shares (the “Offering”). Additionally, the Fund has sold unregistered shares as part of the Private Offering. The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class I Common Shares	45,462,216	$1.2 billion
Class S Common Shares	91,760,833	$2.4 billion
Class D Common Shares	9,717,416	$0.3 billion
Private Offering:
Class I Common Shares	219,994,052	$5.6 billion
Class S Common Shares	—	—
Class D Common Shares	—	—
Total Offering and Private Offering *	366,934,517	$9.4 billion

*    Amounts may not sum due to rounding.

[4]	Source: J.P. Morgan as of September 2021.
[5]	Source: Refinitiv as of September 30, 2021.
[6]	Source: Goldman Sachs, Credit Strategy Research. As of September 30, 2021.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements about the Fund’s business, including, in particular, statements about the Fund’s plans, strategies and objectives. You can generally identify forward-looking statements by the Fund’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include the Fund’s plans and objectives for future operations (including plans and objectives relating to future growth and availability of funds), expectations for current or future investments, and expectations for market and other macroeconomic trends, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond the Fund’s control. Although the Fund believes the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and the Fund’s actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by the Fund or any other person that the Fund’s objectives and plans, which the Fund considers to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of the Fund’s prospectus, its most recent annual report on Form 10-K and any updates in its quarterly reports on Form 10-Q for a discussion of the risks and uncertainties that the Fund believes are material to its business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, the Fund does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE CREDIT FUND

Date: October 25, 2021	By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Chief Compliance Officer, Chief Legal Officer and Secretary